T. Rowe Price Summit Municipal Intermediate Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2026

Effective August 1, 2026, the T. Rowe Price Summit Municipal Intermediate Fund will change its name to the T. Rowe Price Intermediate Municipal Bond Fund.

Currently, the fund’s Investor Class and Advisor Class generally require a minimum initial investment of $25,000 and a minimum subsequent investment of $1,000 ($100 minimum for additional purchases made automatically from a bank account or paycheck). Effective August 1, 2026, the fund’s Investor Class and Advisor Class will generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account) and all additional purchases will generally require a $100 minimum.

The fund has adopted the following investment policy:

The fund normally invests at least 90% of its total assets in investment-grade municipal securities, which are securities rated in one of the four highest rating categories by at least one credit rating agency or, if unrated, deemed by the adviser to be of comparable quality. Normally, at least 80% of the fund’s income will be exempt from federal income taxes.

The fund’s Board of Directors has approved changing investment policy to the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal income taxes.

The change to the fund’s investment policy is also subject to shareholder approval to become effective. Accordingly, the change is being proposed for approval at a special shareholder meeting scheduled for June 25, 2026. Proxy materials describing the proposed change and the rationale are expected to begin mailing to shareholders on or about April 10, 2026. All shareholders who hold shares of the fund at the close of business on March 27, 2026, are eligible to vote on the proposed change.

The proposed change to the investment policy is intended to provide the fund with greater long-term flexibility in executing its investment program, align the policy with the fund’s new name, and reduce potential compliance risks for the fund, although the change is not expected to substantially affect the way the fund is currently managed.

If the proposed change is approved by shareholders, the new investment policy is expected to become effective on August 1, 2026. If the proposed change is not approved by shareholders, the name change and lowering of the fund’s minimums for purchases will still become effective on August 1, 2026.

The date of this supplement is March 20, 2026.

F83-041 3/20/26